UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

            On July 23, 2008, The New York Times Company (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended June 29, 2008.  On July 23, 2008, the Company also issued a press release announcing the Company’s revenues for June 2008.  Copies of these press releases are furnished as exhibits to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit Number	Description
Exhibit 99.1	The New York Times Company Earnings Press Release dated July 23, 2008

Exhibit 99.2	The New York Times Company June Revenues Press Release dated July 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date:	July 23, 2008	By:	/s/ Kenneth A. Richieri
Kenneth A. Richieri
Senior Vice President, General
Counsel and Secretary

Exhibit List

Exhibit Number	Description
Exhibit 99.1	The New York Times Company Earnings Press Release dated July 23, 2008

Exhibit 99.2	The New York Times Company June Revenues Press Release dated July 23, 2008